THE PROCTER & GAMBLE
SUBSIDIARIES SAVINGS PLAN                                             EXHIBIT 23
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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement
No. 333-14397 on Form S-8 of our report dated June 28, 2006, appearing in this Annual Report on Form 11-K of The Procter & Gamble Subsidiaries Savings Plan for the year ended December 31, 2005.



/S/ DELOITTE & TOUCHE LLP

Cincinnati, Ohio
June 28, 2006